                                                                    EXHIBIT 4.3

COMMON STOCK                                                       COMMON STOCK

NUMBER                                                                   SHARES
ZQ

                      [THE PEP BOYS-MANNY, MOE & JACK LOGO]

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                                               SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 713278 10 9

THIS CERTIFIES THAT




IS THE OWNER OF



               FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                        OF THE PAR VALUE OF $1.00 EACH OF

The Pep Boys-Manny, Moe & Jack, transferable in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the said Corporation has caused the facsimile signature, of its duly authorized officers and a facsimile of its Corporate seal to be hereunto affixed.

Dated:

COUNTERSIGNED AND REGISTERED                                          PRESIDENT
     AMERICAN STOCK TRANSFER & TRUST COMPANY
     (NEW YORK, NEW YORK)
     TRANSFER AGENT AND REGISTRAR,                                    SECRETARY

BY

   AUTHORIZED SIGNATURE

                         THE PEP BOYS-MANNY, MOE & JACK

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Pep Boys-Manny, Moe & Jack and First Union National Bank, dated as of December 5, 1997, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Pep Boys-Manny, Moe & Jack. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Pep Boys-Manny, Moe & Jack will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -- as tenants in common

     TEN ENT           -- as tenants by the entireties

     IT TEN            -- as joint tenants with right of
                          survivorship and not as tenants
                          in common

     UNIF GIFT MIN ACT -- ...............Custodian...............
                              (Cust)                  (Minor)
                               under Uniform Gifts to Minors

                          Act....................................
                                          (State)

     Additional abbreviations may also be used though not in the above list.


   For Value Received..................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------.........................................

.................................................................................

.................................................................................

.................................................................................

....................................................................Common Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

........................................................................Attorney,
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


     Dated...............................

          X.....................................................................
                     NOTE--The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.